EXHIBIT 99.1

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 29 DECEMBER 2003 TO 24 MARCH 2004

NOTE INFORMATION	Class A Notes		A$ Class B Notes
Original Principal Balance of each class of Note at the time of their issue	US$	1,000,000,000	A$63,000,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	602,218,700	A$63,000,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	66,367,800	A$0
Principal Balance of each class of Note after payments referred to above have been applied	US$	535,850,900	A$63,000,000
Note Factor at the end of the Quarterly Payment Date		0.535850900	1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	1,935,631	A$904,740
LIBOR / BBSW in respect of this quarterly period		1.17000%	5.5150%
Rate of interest payable on each class of Note in respect of this quarterly period		1.33000%	6.0250%
SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue		3.00%
Standard & Poor’s indicative required subordination level at time of issue		1.85%
Fitch indicative required subordination level at time of issue		2.60%
Initial Subordination Level provided on the Closing Date		3.50%
Actual Subordination Level on this Quarterly Payment Date		6.33%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 17 March 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Limit as at 17 March 2004		A$7,500,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date		A$250,000
Redraw Facility Principal at the end of this Quarterly Payment Date		A$250,000
Redraw Facility Principal repaid during the quarterly period		A$0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date		A$7,822
Interest paid on Redraw Facility Principal during the quarterly period		A$3,422
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date		A$5,551,680
Principal Cash Balance at the end of this Quarterly Payment Date		A$4,974,570
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date		A$0
Income Reserve at the end of this Quarterly Payment Date		A$0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date		A$138,516,071
Less : Principal Cash Balance at the end of the Quarterly Payment Date		A$4,974,570
Less : Income Reserve at the end of the Quarterly Payment Date		A$0
Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date		A$133,541,501
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date		A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period		A$18,119,164
Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date		A$115,422,337
Principal Collections (net of redraws) in relation to this Quarterly Payment Date		A$115,422,337
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans		A$0
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date		A$0
Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date		A$115,422,337
US$ Equivalent of Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	US$	66,367,800

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 2 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 29 DECEMBER 2003 TO 24 MARCH 2004 (continued)

	Number of Housing	Number of Housing	Maximum Current	Minimum Current
HOUSING LOAN POOL INFORMATION IN AUD	Loans	Loan Accounts	Housing Loan Balance	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	5,792	7,037	A$867,790	A$0

	Weighted Average	Weighted Average
	Original	Current	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	75.33%	69.56%	95.00%	A$1,644,470,120

		Outstanding	Outstanding
	Outstanding	Balance of	Balance of
	Balance of	Fixed Rate	Variable Rate	Average Current
	Housing Loans	Housing Loans	Housing Loans	Housing Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$989,939,963	A$91,099,253	A$898,840,710	A$170,915

Weighted Average
	Maximum Remaining	Remaining	Weighted Average	Stated Income
	Term To Maturity	Term to Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	346 months	326 months	33 months	8.85%
FURTHER ADVANCE INFORMATION IN AUD
Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0
DELINQUENCY INFORMATION
As at the opening of business on March 1, 2004.

			Outstanding Balance of	Percentage of Pool by
		Percentage of Pool	the Applicable	Outstanding Balance
	Number of Housing Loans	by number	Delinquent Housing Loans	of Housing Loans
30 - 59 days	27	0.38%	A$6,577,814	0.66%
60 - 89 days	7	0.10%	A$1,914,659	0.19%
90 - 119 days	4	0.06%	A$1,058,441	0.11%
Greater than 120 days	4	0.06%	A$768,803	0.08%
Total Arrears	42	0.60%	A$10,319,717	1.04%
MORTGAGE INSURANCE CLAIMS INFORMATION
Details provided are in respect of the period since the Closing Date to the opening of business on March 1, 2004.
Amount of mortgage insurance claims made:	A$159,977
Amount of mortgage insurance claims paid:	A$159,977
Amount of mortgage insurance claims pending:	A$0
Amount of mortgage insurance claims denied:	A$0